Taxation	12 Months Ended
Dec. 31, 2012
Taxation
Taxation

11.                 Taxation

(a)                   Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company and Ujia Cayman are not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company or Ujia Cayman to their shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

NetEase Interactive is exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Hong Kong NetEase Interactive, NetEase Hong Kong, Ujia Hong Kong and StormNet IT HK are subject to 16.5% income tax for 2011 and 2012 on their taxable income generated from operation in Hong Kong. The payments of dividends by these companies to their shareholders are not subject to any Hong Kong withholding tax.

China

In accordance with the “Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises” (“the previous income tax laws”) prevailing prior to January 1, 2008, foreign invested enterprises were generally subject to a national and local enterprise income tax (“EIT”) at the statutory rates of 30% and 3%, respectively.

On March 16, 2007, the National People’s Congress of PRC enacted the Enterprise Income Tax Law, under which Foreign Invested Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. Preferential tax treatments will continue to be granted to FIEs or domestic companies which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises” and/or “High and New Technology Enterprises” (“HNTEs”). The Enterprise Income Tax Law became effective on January 1, 2008.

The Enterprise Income Tax Law provides a five-year transition period for FIEs to gradually increase their tax rates to the uniform tax rate of 25% for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws. In addition, the Enterprise Income Tax Law provides grandfather treatment for enterprises which were qualified as HNTEs under the previous income tax laws and were established before March 16, 2007, if they continue to be recognized as HNTEs under the Enterprise Income Tax Law. The grandfather provision allows these enterprises to continue to enjoy their unexpired tax holiday provided by the previous income tax laws.

In March 2011, NetEase Beijing was also approved as a Key Software Enterprise and enjoyed a preferential tax rate of 10% for fiscal year 2010; the Company recorded the resulting income tax reduction in its consolidated financials in 2011. NetEase Beijing renewed the qualifications as HNTE in 2011 and enjoys the preferential enterprise income tax rate of 15% from 2011 to 2013.

Boguan renewed its HNTE qualification and enjoys a preferential tax rate of 15% from 2011 to 2013. Guangzhou Interactive renewed its HNTE qualification and enjoyed a preferential tax rate of 15% from 2010 to 2012. Guangzhou Information was recognized as Software Enterprise in 2009 and exempt from EIT for 2010 and 2011 and enjoyed a preferential tax rate of 12.5% in 2012.

NetEase Hangzhou was recognized as a Software Enterprise and HNTE in 2007. Accordingly, NetEase Hangzhou enjoyed a preferential tax rate of 12.5% from 2009 to 2011. NetEase Hangzhou renewed its qualification as HNTE in 2011 and enjoys the preferential enterprise income tax rate of 15% from 2012 to 2013.

Hangzhou Langhe was recognized as a Software Enterprise in 2010. As 2010 was its first tax profit year, Hangzhou Langhe was exempt from EIT for 2010 and 2011 and subject to a 50% reduction in its EIT rate from 2012 to 2014.

Wangyibao was recognized as a Software Enterprise in 2011. It is exempt from EIT for 2011 and 2012 and subject to a 50% reduction in its EIT rate from 2013 to 2015.

In March 2013, certain of our subsidiaries, including Boguan, were approved as Key Software Enterprises and enjoyed a preferential tax rate of 10% for fiscal years 2011 and 2012; the Company will record the resulting income tax reduction in its 2013 consolidated financials.

The aforementioned preferential tax rates are subject to annual review by the relevant tax authorities in China.

The following table presents the increase to net income resulting from the combined effects of EIT exemptions and tax rate reductions enjoyed by the Group for the years ended December 31, 2010, 2011 and 2012 (in thousands except per share data):

	For the year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB
Aggregate amount of EIT exemptions and tax rate reductions	376,720	559,032	503,045
Earnings per share effect, basic	0.12	0.17	0.15
Earnings per share effect, diluted	0.12	0.17	0.15

The following table sets forth the component of income tax expenses of the Company for the years ended December 31, 2010, 2011 and 2012 (in thousands):

	For the year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB
Current tax expense	335,827	435,198	723,210
Deferred tax expense (benefit)	8,619	(42,442)	(31,568)
Income tax expenses	344,446	392,756	691,642

The following table presents a reconciliation of the differences between the statutory income tax rate and the Company’s effective income tax rate for the years ended December 31, 2010, 2011 and 2012:

	For the year ended December 31,
	2010	2011	2012
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	0.1	(0.1)	(1.0)
Effect due to overseas tax-exempt entities	2.1	1.4	1.2
Effect of lower tax rate applicable to Software Enterprises, Key Software Enterprise and HNTEs	(12.9)	(15.5)	(11.8)
Change in valuation allowance	(0.9)	1.8	1.9
Income tax refund	—	(1.0)	—
Withholding income tax accrued for dividend (Note 11(d))	—	—	0.9
Effect of changes in the tax status	—	(0.7)	—
Effective income tax rate	13.4	10.9	16.2

As of December 31, 2012, certain entities of the Group had net operating tax loss carry forwards as follows (in thousands):

RMB
Loss expiring in 2013	33,733
Loss expiring in 2014	46,233
Loss expiring in 2015	57,569
Loss expiring in 2016	178,583
Loss expiring in 2017	252,783
568,901

Full valuation allowance was provided on the related deferred tax assets as the Company’s management does not believe that sufficient positive evidence exists to conclude that recoverability of such deferred tax assets is more likely than not to be realized.

(b)                   Sales tax and cultural development fee

Sales tax includes business tax and value added tax.

In China, business taxes are imposed by the government on the revenues reported by the selling entities for the provision of taxable services in China, transfer of intangible assets and the sale of immovable properties in China. The business tax rate varies depending on the nature of the revenues. The applicable business tax rate for the Company’s revenues generally ranges from 3% to 5%. The Company is also subject to cultural development fee on the provision of advertising services in China. The applicable tax rate is 3% of the advertising services revenue.

Pursuant to the Provision Regulation of the PRC on value added tax and its implementation rules, all entities engaged in the sale of goods in china are generally required to pay value added tax at a rate of 17.0% or other applicable value added tax rate implemented by the Provision Regulation of the gross sales proceeds received, less any creditable value added tax already paid or borne by the taxpayer.

During 2012, a pilot program of transition specified industries from being subject to Business Tax (“BT”) to Value Added Tax (“VAT”) formally commenced in certain provinces (“Pilot Program”). This round of Pilot Program starts with the “Transportation industry” and certain “Modern Service Industries”, which may possibly be extended to countrywide.  According to the implementation circulars released by the Ministry of Finance and the State Administration of Taxation on the Pilot Program, the “Modern Service Industries” includes research, development and technological services, information technology services, cultural innovation services, logistics support, lease of corporeal properties, attestation and consulting services. Accordingly, most of our subsidiaries and VIEs were in the Pilot Program and subject to VAT with tax rate of 6% from the original BT rate of 5%.

According to the prevailing tax regulation, urban maintenance and construction tax and education surcharges shall be collected based on VAT, consumption tax and BT of foreign-invested enterprises effective from December 1, 2010. The urban maintenance and construction tax rates shall be: 7% for a taxpayer in a city, 5% for a taxpayer in a county town or town, and 1% for a taxpayer living in a place other than a city, county town or town. And the education surcharge rate and the local education surcharge is 3% and 2% respectively. As a result, the rate for urban maintenance and construction tax, education surcharge and local education surcharge applicable to the Company’s foreign-invested enterprises is 12%.

(c)                   Deferred tax assets and liabilities

The following table presents the tax impact of significant temporary differences that give rise to the deferred tax assets and liabilities as of December 31, 2011 and 2012 (in thousands):

	December 31,	December 31,
	2011	2012
	RMB	RMB
Deferred tax assets - Current:
Deferred revenue, primarily for advanced payments from online games customers	66,108	90,555
Accruals	56,364	83,864
	122,472	174,419
Less: valuation allowance	(10,482)	(30,490)
Total	111,990	143,929

Deferred tax assets - Non-current:
Depreciation of fixed assets	2,586	2,215
Impairment of license rights	12,579	7,021
Net operating tax loss carry forward	62,265	119,795
	77,430	129,031
Less: valuation allowance	(74,844)	(126,816)
Total	2,586	2,215

The Company does not believe that sufficient positive evidence exists to conclude that the recoverability of deferred tax assets of certain entities of the group is more likely than not to be realized. Consequently, the Company has provided full valuation allowances on the related deferred tax assets. The following table sets forth the movement of the aggregate valuation allowances for deferred tax assets for the periods presented (in thousands):

		Provision
	Balance at	(write-back)	Balance at
	January 1	for the year	December 31
	RMB	RMB	RMB
2010	42,330	(23,705)	18,625
2011	18,625	66,701	85,326
2012	85,326	71,980	157,306

(d)                  Withholding income tax

The new Enterprise Income Tax Law also imposes a withholding income tax of 10% on dividends distributed by a FIE to its immediate holding company outside of China. A lower withholding income tax rate of 5% is applied if the FIE’s immediate holding company is registered in Hong Kong or other jurisdictions that have a tax treaty arrangement with China. Such withholding income tax was exempted under the previous income tax law. On February 22, 2008, the Ministry of Finance and State Administration of Taxation jointly issued a circular which stated that for FIEs, all profits accumulated up to December 31, 2007 are exempted from withholding tax when they are distributed to foreign investors. Based on the interpretation of the current tax laws, management believes that the Company and all its non-PRC subsidiaries are not considered as a “resident enterprise” in China for corporate income tax purposes, but it cannot be certain that the relevant PRC tax authorities will agree with this determination. Except for the foregoing withholding taxes, the Company’s non-PRC subsidiaries, which are currently all incorporated in Hong Kong, the British Virgin Islands or Cayman Islands are not subject to taxation on dividends they receive from the Company’s PRC subsidiaries.

In November 2012, the Company’s Board of Directors determined to cause two PRC subsidiaries to distribute RMB800.0 million to its overseas parent company. Accordingly, the Company accrued income tax liabilities in the amount of RMB40.0 million for withholding taxes associated with this distribution plan.

After the above distribution plan, in the foreseeable future, the Company intends to reinvest all remaining undistributed earnings in PRC subsidiaries, except for StormNet IT SH in China. Hence, no other withholding tax is expected to be incurred. Accordingly, the unrecognized deferred tax liabilities as of December 31, 2011 and 2012 were approximately RMB493.0 million and RMB655.9 million, respectively.